Note 18 - Statutory Reserves	12 Months Ended
Sep. 30, 2011
Statutory Reserves
Statutory Reserves

(18)       STATUTORY RESERVES

The Company’s subsidiary incorporated in the PRC is required on an annual basis to make appropriations of retained earnings set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations (“PRC GAAP”). Lizhan Textile must make appropriations to (i) general reserve and (ii) enterprise expansion fund in accordance with the Law of the PRC on Enterprises Operated Exclusively with Foreign Capital.

The general reserve fund requires annual appropriations of 10% of after-tax profit (as determined under PRC GAAP at each year-end and after setting off against any accumulated losses from prior years) until such fund has reached 50% of Lizhan Textile’s registered capital whereas enterprise expansion fund appropriation is at its discretion. Appropriation to the general reserve must be made before distribution of dividends to stockholders. The general reserve fund can only be used for specific purposes, such as setting off the accumulated losses, enterprise expansion or increasing the registered capital. The enterprise expansion fund was mainly used to expand the production and operation; it also may be used for increasing the registered capital.

Appropriations to these funds are classified in the consolidated balance sheets as statutory reserves. During the years ended September 30, 2011 and 2010, the Company made total appropriations of $268,604 and $867,154 from retained earnings to these statutory reserves, respectively.

There are no legal requirements in the PRC to fund these reserves by transfer of cash to restricted accounts.